Household Consumer Loan Trust, Series 1996-2 Deposit Trust Calculations
Previous Due Period Ending					Sep 30, 2000
Current Due Period Ending					Oct 31, 2000
Prior Distribution Date					Oct 13, 2000
Distribution Date					Nov 14, 2000

Beginning Trust Principal Receivables					3,747,215,208.00
Average Principal Receivables					3,747,062,935.87
FC&A Collections (Includes Recoveries)					63,208,517.86
Principal Collections					103,775,791.01
Additional Balances					44,214,497.95
Net Principal Collections					59,561,293.06
Defaulted Amount					23,009,507.06
Miscellaneous Payments					0.00
Principal Recoveries					2,155,589.00

Beginning Participation Invested Amount					327,588,318.47
Beginning Participation Unpaid Principal Balance					327,588,318.47
Ending Participation Invested Amount					320,369,536.71
Ending Participation Unpaid Principal Balance					320,369,536.71

Accelerated Amortization Date					Jul 31, 2001
Is it the Accelerated Amortization Period? 0=No					0

OC Balance as % of Ending Participation Invested Amount (3 month average)					8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)					0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation					327,588,318.47
Numerator for Fixed Allocation					335,391,775.23
Denominator - Max(Sum of Numerators, Principal Receivables)					3,747,062,935.87
Applicable Allocation Percentage					8.7425%
Investor FC&A Collections					5,526,027.30

Series Participation Interest Default Amount
Numerator for Floating Allocation					327,588,318.47
Denominator - Max(Sum of Numerators, Principal Receivables)					3,747,062,935.87
Floating Allocation Percentage					8.7425%
Series Participation Interest Default Amount					2,011,614.39

Principal Allocation Components
Numerator for Floating Allocation					327,588,318.47
Numerator for Fixed Allocation					335,391,775.23
Denominator - Max(Sum of Numerators, Principal Receivables)					3,747,062,935.87

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]					8.0000%
(b) Prime Rate minus 1.50%					8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount					6.1865%
(d) Series Participation Interest Unpaid Principal Balance					327,588,318.47
(e) Actual days in the Interest Period					32
Series Participation Monthly Interest, [a*d*e]					2,329,516.93

Series Participation Interest Interest Shortfall					0.00
Previous Series Participation Interest Interest Shortfall					0.00

Additional Interest					0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]					7,218,781.76

(a) Investor Principal Collections, [Max(b,h) or e]					5,207,167.37
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]					5,207,167.37
(c) Floating Allocation Percentage					8.7425%
(d) Net Principal Collections					59,561,293.06
(e) after Accelerated Amort Date or Early Amort Period, [f*g]					9,288,754.25
(f) Fixed Allocation Percentage					8.9508%
(g) Collections of Principal					103,775,791.01

(h) Minimum Principal Amount, [Min(i,l)]					3,884,975.34
(i) Floating Allocation Percentage of Principal Collections					9,072,635.68
(j) 1.8% of the Series Participation Interest Invested Amount					5,896,589.73
(k) Series Participation Interest Net Default Payment Amount					2,011,614.39
(l) the excess of (j) over (k)					3,884,975.34

(m) Series Participation Interest Net Default Payment Amount					2,011,614.39

(n) Optional Repurchase Amount (principal only) at Sec. 9					0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]					5,526,027.30
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]					0.00
plus any unpaid Series Servicing Fee of other than HFC					0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]					2,329,516.93
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]					0.00
Additional Interest [Sec. 4.11(a)(ii)]					0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]					2,011,614.39
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]					0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]					545,980.53
Excess [Sec. 4.11(a)(vi)]					638,915.45

Series Participation Investor Charge Off [Sec. 4.12(a)]					0.00

Seller's Interest					1,322,931,298.30

Series 1996-2 Owner Trust Calculations
Due Period					October 2000
Payment Date					Nov 15, 2000

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections					7,218,781.76
(b) Series Participation Interest Charge Offs					0.00
(c) Lesser of Excess Interest and Carryover Charge offs					0.00

Accelerated Principal Payment					68,247.57

Series Participation Interest Monthly Interest					2,329,516.93

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)					963,478.66
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)					204,354.00
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)					269,439.73
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)					202,310.15
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)					93,608.36

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)					3,683,893.22
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)					778,646.68
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)					1,012,058.77
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)					735,868.17

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)					0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)					324,845.18
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					683,469.74

Principal up to Accelerated Principal Payment Amout
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)					0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)					0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)					0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)					0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)					68,247.57
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)					0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)					0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)					0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)					0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)					0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)					0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)					0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)					528,078.46

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					683,469.74
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)					0.00

To Designated Certificate Holder up to total Accelerated Principal Payments					68,247.57
To Designated Certificate Holder up to Holdback Amount					615,222.17
To HCLC any remaining amounts					0.00

Principal paid to the Designated Certificate					3,248.45
Household Consumer Loan Trust, 1996-2
Series 1996-2 Owner Trust Calculations
Due Period Ending	Oct 31, 2000
Payment Date	Nov 15, 2000

Calculation of Interest Expense

Index (LIBOR)	6.620000%
Accrual end date, accrual beginning date and days in Interest Period	Nov 15, 2000	Oct 16, 2000	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	170,276,052	35,334,986	45,927,227	33,393,698	14,741,474	27,914,880
Previously unpaid interest/yield	0	0	0	0	0
Spread to index	0.17%	0.32%	0.42%	0.65%	1.00%
Rate (capped at 13%, 15%, 15%, 15%, 16%)	6.790000%	6.940000%	7.040000%	7.270000%	7.620000%
Interest/Yield Payable on the Principal Balance	963,479	204,354	269,440	202,310	93,608
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	963,479	204,354	269,440	202,310	93,608
Interest/Yield Paid	963,479	204,354	269,440	202,310	93,608

Summary

Beginning Security Balance	170,276,052	35,334,986	45,927,227	33,393,698	14,741,474	27,914,880
Beginning Adjusted Balance	170,276,052	35,334,986	45,927,227	33,393,698	14,741,474
Principal Paid	3,752,141	778,647	1,012,059	735,868	324,845	683,470
Ending Security Balance	166,523,912	34,556,340	44,915,168	32,657,830	14,416,629	27,299,658
Ending Adjusted Balance	166,523,912	34,556,340	44,915,168	32,657,830	14,416,629
Ending Certificate Balance as % Participation Interest Invested Amount					4.5000%
Targeted Balance	166,592,159	34,556,340	44,915,168	32,657,830	14,416,629
Minimum Adjusted Balance		18,800,000	24,500,000	17,800,000	7,900,000	14,800,000
Certificate Minimum Balance					9,708,478
Ending OC Amount as Holdback Amount						22,202,935
Ending OC Amount as Accelerated Prin Pmts						5,096,723

Beginning Net Charge offs	-	-	0	0	0	-
Reversals	-	-	0	0	0	-
Charge offs	-	-	0	0	0	-
Ending Net Charge Offs	-	-	0	0	0	-

Interest/Yield Paid per $1000	1	4	4	4	3
Principal Paid per $1000	5	15	15	15	9